SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): OCTOBER 21, 2003
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                          COLUMBUS MCKINNON CORPORATION
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             (Exact name of registrant as specified in its charter)


                                    NEW YORK
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                 (State or other jurisdiction of incorporation)



              0-27618                                16-0547600
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      (Commission File Number)            (IRS Employer Identification No.)



140 JOHN JAMES AUDUBON PARKWAY, AMHERST, NEW YORK              14228-1197
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    (Address of principal executive offices)                   (Zip Code)




        Registrant's telephone number including area code: (716) 689-5400
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          (Former name or former address, if changed since last report)

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.


EXHIBIT NUMBER          DESCRIPTION
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99.1                    Press Release dated October 21, 2003


Item 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On October 21, 2003, the registrant issued a press release announcing financial results for the second quarter of fiscal 2004. The press release is annexed as Exhibit 99.1 to this Current Report on Form 8-K. This information is being furnished pursuant under Item 12 of Form 8-K.

         The information contained in this Form 8-K and the Exhibit annexed hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth in such filing.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                      COLUMBUS MCKINNON CORPORATION


                                      By:    /S/ ROBERT L. MONTGOMERY, JR.
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                                      Name:  Robert L. Montgomery, Jr.
                                      Title: Executive Vice President


Dated:  OCTOBER 21, 2003
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                                  EXHIBIT INDEX


EXHIBIT NUMBER                  DESCRIPTION
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     99.1                       Press Release dated October 21, 2003